SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|

     Check the appropriate box:

     |X|  Preliminary proxy statement
     |_|  Definitive proxy statement
     |_|  Definitive additional materials
     |_|  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

                               CAREADVANTAGE, INC.
                (Name of Registrant as Specified in its Charter)

                               CAREADVANTAGE, INC.
                    (Name of Person(s) Filing Proxy Statement

Payment of filing fee (Check the appropriate box):

     |X|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a6(j)(2).
     |_| $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3)
     |_|  Fee computed on table per Exchange Act Rules 14a-6(i)(4) and 0-11

        (1)  Title of each class of securities to which transaction applies:

                                      N.A.
--------------------------------------------------------------------------------

        (2)  Aggregate number of securities to which transaction applies:
                                      N.A.
--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                                      N.A.
--------------------------------------------------------------------------------

        (4)  Proposed maximum aggregate value of transaction:

                                      N.A.
--------------------------------------------------------------------------------

        |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

                                      N.A.
--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:

                                      N.A.
--------------------------------------------------------------------------------

        (3) Filing Party:
                                      N.A.
--------------------------------------------------------------------------------

        (4) Date Filed:
                                      N.A.
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

                              CareAdvantage, Inc.

Thomas P. Riley
Iselin, New Jersey
President

April 22, 1997

Dear Fellow Stockholder:

You are cordially invited to attend the 1997 annual meeting of stockholders of CareAdvantage, Inc. (the "Company"). The meeting will be held at 2:00 p.m. on Thursday, May 22, 1997, at the the offices of Crummy, Del Deo, Dolan, Griffinger & Vecchione, 16th floor, One Riverfront Plaza, Newark, New Jersey.

The enclosed notice and proxy statement contain details concerning the business to be considered at the meeting. The Board of Directors of the Company recommends a vote "FOR" the election of six directors to serve until the 1998 annual meeting of stockholders, "FOR" the approval of the proposal to amend the Company's Certificate of Incorporation to increase the total number of authorized shares of the Company's capital stock from 100,000,000 to 200,000,000, "FOR" the approval of the amendments to the Company's 1996 Stock Option Plan and "FOR" the ratification of the appointment of Richard A. Eisner & Company, LLP, as independent auditors for the Company for the Company's fiscal year ending October 31, 1997.

We sincerely hope that you will be present at the annual meeting. Whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card in the enclosed envelope to ensure that your shares will be represented at the meeting.

A copy of the Company's 1996 Annual Report on Form 10-KSB is also enclosed.

Sincerely,



Thomas P. Riley

                               CareAdvantage, Inc.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

To the Stockholders:

     The 1997 Annual Meeting of Stockholders of CareAdvantage, Inc. (the "Company") will be held at the offices of Crummy, Del Deo, Dolan, Griffinger & Vecchione, 16th floor, One Riverfront Plaza, Newark, New Jersey, on Thursday, May 22, 1997, at 2:00 p.m., local time, for the following purposes:

     1. To elect six directors to serve until the 1998 annual meeting of stockholders;

     2. To approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company's capital stock from 100,000,000 to 200,000,000;

     3. To approve amendments to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares of Common Stock issuable pursuant to the 1996 Plan and to permit the grant of below-market value options pursuant to the 1996 Plan;

     3. To ratify the appointment of Richard A. Eisner & Company, LLP, as independent auditors for the Company's fiscal year ending October 31, 1997; and

     4. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on April 21, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 1997 Annual Meeting of Stockholders. Only stockholders of record at the close of business on such date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

     Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

                                           By Order of the Board of Directors



                                           THOMAS P. RILEY
                                           Secretary
Iselin, New Jersey
April 22, 1997

YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE YOUR RIGHT TO VOTE YOUR SHARES PERSONALLY.

                       PROXY STATEMENT FOR ANNUAL MEETING

                               CAREADVANTAGE, INC.
                               485-C Route 1 South
                          Iselin, New Jersey 08830-3037
                                 (908) 602-7000

                         Annual Meeting of Stockholders
                           To be Held on May 22, 1997

                                  INTRODUCTION

General

     This Proxy Statement is being furnished to holders of Common Stock par value $.001 per share, (the "Common Stock") of CareAdvantage, Inc., a Delaware corporation, (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the 1997 Annual Meeting of Stockholders and at any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held on May 22, 1997, at the the offices of Crummy, Del Deo, Dolan, Griffinger & Vecchione, 16th floor, One Riverfront Plaza, Newark, New Jersey, at 2:00 p.m.

     The principal executive offices of the Company are located at 485-C Route 1 South, Iselin, New Jersey 08830, and its telephone number is (908) 602-7000. The enclosed proxy, notice, annual report and this proxy statement are being transmitted to holders of Common Stock on or about April 22, 1997.

     The Board has fixed the close of business on April 21, 1997 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record on the Record Date will be entitled to vote at the Annual Meeting and all adjournments thereof.

Matters to be considered at the Annual Meeting

     At the Annual Meeting, the holders of Common Stock will be asked to consider and vote upon the following proposals:

     1. To elect six directors to serve until the 1998 annual meeting of stockholders ("Proposal I");

     2. To approve an amendment to the Company's Certificate of Incorporation, as amended , to increase the number of authorized shares of the Company's capital stock from 100,000,000 to 200,000,000 ("Proposal II");

     3. To approve amendments to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares of Common Stock issuable pursuant to the 1996 Plan and to permit the grant of below-market value options pursuant to the 1996 Plan ("Proposal III");

     4. To ratify the appointment of Richard A. Eisner & Company, LLP, as independent auditors for the Company's fiscal year ending October 31, 1997 ("Proposal IV"); and

     5. To transact such other business as may properly come before the Annual Meeting.

Voting at the Annual Meeting

     All properly executed proxies delivered to the Company pursuant to this solicitation and not revoked will be voted in accordance with the directions given and, in connection with any other business that may properly come before the Annual Meeting, in the discretion of the persons named in the proxy. With respect to Proposal I, stockholders may vote in favor of all nominees or withhold their votes as to all or specific nominees. With respect to the other proposals to be voted upon, stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. If no direction is given on a proxy as to the manner of voting such shares, it will be voted (i) "FOR" Proposal I, (ii) "FOR" Proposal II, (iii) "FOR" Proposal III, and (iv) "FOR" Proposal IV.

     A proxy delivered pursuant to this solicitation is revocable at any time prior to its exercise by giving written notice to the Secretary of the Company, by duly executing and delivering to the Secretary a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for transaction of business at the Annual Meeting. The election of each of the six (6) directors under Proposal I will require the affirmative vote of a plurality of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, votes that are withheld and broker non-votes will not affect the outcome of the election. The approval of Proposals II, III and IV will require the affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting; accordingly, an abstention will have the same effect as a negative vote. Because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, broker non-votes will not be included in counting the number of votes necessary for approval of Proposals II, III and IV.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Shares

     On the Record Date, an aggregate of ___________ shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter to be voted upon at the Annual Meeting, and the holders of Common Stock do not have cumulative voting rights. The Company has no other class of issued voting securities entitled to vote at the Annual Meeting.

Ownership of Voting Securities

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock by: (i) all persons known to the Company who own more than 5% of the outstanding Common Stock; (ii) each nominee for election as a director of the Company; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers, and directors as a group, in each case, as of March 24, 1997. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                     Beneficial Ownership of Common Stock by
                       Certain Stockholders and Management

  Name                                         Number of Shares      Percent of
  -----                                      Beneficially Owned(1)  Ownership(2)
                                            ---------------------  ------------
  Blue Cross and Blue Shield of
     New Jersey, Inc. (3)(4)(5)                  37,617,420             77.60
  CW Ventures II, L.P.(5)(6)(7)                  37,784,087             65.01
  John J. Petillo(8)(9)                           1,850,000              7.51
  David Kass(6)(10)(14)
  William J. Marino(3)(11)                              334             *
  Robert J. Pures(3)(11)(15)
  Eric Schlesinger(6)(10)
  David J. McDonnell(16)
  Walter Channing(5)(6)(7)(12)                   37,784,087             65.01
  Charles Hartman(5)(6)(7)(12)                   37,784,087             65.01
  Barry Weinberg(5)(6)(7)(12)                    37,784,087             65.01
  Thomas P. Riley(13)
  Richard J. Strobel (13)(14)(17)                   111,111             *

  Current Directors and Executive Officers as
  a Group(15) (one person)                              334             *

----------
*    Less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to those securities. Includes outstanding shares and shares subject to options exercisable within 60 days. Unless otherwise indicated, the options indicated as owned by the persons named above are exercisable within 60 days.

(2) The percent beneficially owned by any person or group who held options exercisable within 60 days of [December 23, 1996] has been calculated assuming all such options have been exercised in full and adding the number of shares subject to such options to the total number of shares issued and outstanding.

(3) The business address of such person or entity is 3 Penn Plaza East, Newark, New Jersey 07105.

(4) In the event that the Services Agreement dated February 22, 1996 (the "Services Agreement") by and among the Company, CareAdvantage Health Systems, Inc. ("CAHS"), Contemporary Healthcare Management, Inc. ("CHCM") and Blue Cross and Blue Shield of New Jersey, Inc.("BCBSNJ") is terminated by BCBSNJ, CW Ventures II L.P.("CW Ventures") will have the right to purchase BCBSNJ shares in accordance with the terms of the Stockholders Agreement.

(5) BCBSNJ may be deemed a member of a "group," as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with CW Ventures, CW Partners III, L.P. ("CW Partners"), the general partner of CW Ventures, and Walter Channing, Charles Hartman and Barry Weinberg, the general partners of CW Partners. BCBSNJ on the one hand, and CW Ventures, CW Partners and Messrs. Channing, Hartman and Weinberg, on the other, disclaim membership in a group for the purpose of Section 13(d) of the Exchange Act or for any other purpose.

(6) The business address of such person or entity is 1041 Third Avenue, New York, New York 10021.

(7) Includes 7,799,997 shares of Common Stock issuable upon conversion of the CW Note (as defined below) and 166,667 shares of Common Stock issuable upon exercise of five year warrants to purchase 166,667 shares of the Company's Common Stock (the "CW Warrants").

(8) The business address of such person is 65 Willowbrook Boulevard, Wayne, New Jersey 07470

(9) Former Chairman of the Board of Directors and Chief Executive Officer of the Company who resigned effective February 22, 1996. Includes 416,667 shares of Common Stock issuable upon exercise of outstanding stock options.

(10) Does not include the following shares beneficially owned by CW Ventures:
     29,817,423 shares directly owned by CW Ventures and 7,799,997 and 166,667 shares of Common Stock issuable upon exercise of the CW Note and the CW Warrants, respectively. Messrs. Kass and Schlesinger are each Vice President of CW Group, the management company of CW Ventures and CW Partners. Messrs. Kass and Schlesinger disclaim beneficial ownership of such shares.

(11) Does not include the 37,617,420 shares of Common Stock directly owned by BCBSNJ. Messrs. Marino and Pures, the President and Chief Executive Officer and the Senior Vice President-Administration, Chief Financial Officer and Treasurer, respectively, of BCBSNJ disclaim beneficial ownership of such shares.

(12) Includes 29,817,423 shares directly owned by CW Ventures and 7,799,997 and 166,667 shares of Common Stock issuable upon exercise of the CW Note and the CW Warrants, respectively. Messrs. Channing, Hartman and Weinberg are the general partners of CW Partners, and as such may be deemed to beneficially own such shares. Messrs. Channing, Hartman and Weinberg disclaim beneficial ownership of such shares except to the extent of their respective direct and indirect partnership interests in CW Ventures.

(13) The business address of such person is 485-C Route 1 South, Iselin, NJ 08830-3037.

(14) Consists of shares issuable upon exercise of currently exercisable stock options.

(15) Does not include the following shares beneficially owned by CW Ventures or BCBSNJ, as the case may be: the 29,817,423 shares directly owned by CW Ventures and 7,799,997 and 166,667 shares of Common Stock issuable upon exercise of the CW Note and the CW Warrants, respectively, and 37,617,420 shares directly owned by BCBSNJ.

(16) The business address of such person is 301 Aqua Court, Naples, Florida
     34102.

(17) Mr. Strobel resigned his positions as Vice President, Secretary, Treasurer and Chief Financial Officer effective March 17, 1997.

Certain Relationships and Related Transactions

     The Company has entered into a series of transactions with BCBSNJ. On February 22, 1996, CAHS, a wholly-owned subsidiary of the Company, issued to BCBSNJ (as assignee of EHC) a promissory note (the "BCBSNJ Note") in the original principal amount of $3,600,000, which provided for conversion into 13,375,083 shares of Common Stock and the issuance of an additional 24,242,337 shares of Common Stock for failure of the Company to meet certain revenue and income thresholds. Pursuant to the terms of the BCBSNJ Note, the BCBSNJ Note was automatically exchanged on September 30, 1996 into 13, 375,083 shares of Common Stock, resulting in cancellation of the BCBSNJ Note. In addition, on February 27, 1997, the Company issued to BCBSNJ the 24,242,337 shares of Common Stock for failure to meet the revenue and income thresholds. The Company, CAHS, CHCM and BCBSNJ are parties to the Services Agreement. The Services Agreement requires, among other things, BCBSNJ to pay a monthly "interim payment" of $833,333 (subject to recoupment under certain circumstances) to CHCM with respect to each service month in calendar year 1996 and, in subsequent years, to pay a monthly service fee reduced by a "trailing monthly adjustment" based on performance. As of March 24, 1997, BCBSNJ is the beneficial owner of 37,617,420 shares of Common Stock, constituting 77.60% of the outstanding Common Stock. In addition, several of the Company's directors and executive officers are affiliated with BCBSNJ:
Robert Pures, a current director of the Company, is Senior Vice President-Administration, Chief Financial Officer and Treasurer of BCBSNJ; William J. Marino, a current director of the Company, CAHS and CHCM and an incumbent nominee-director, is a director and the President and Chief Executive Officer of BCBSNJ.

     The Company has also entered into a series of transactions with CW Ventures. On February 22, 1996, CAHS issued to CW Ventures a promissory note (the "CW Note"), in the original principal amount of $2,000,000, which provides for exchange into 7,799,997 shares of Common Stock and the issuance of an additional 24,910,729 shares of Common Stock for failure to meet certain revenue and income thresholds. In February, 1996, the Company also issued to CW Ventures the CW Warrants. On February 27, 1997, the Company issued to CW Ventures the 25,914,222 shares of Common Stock for failure to meet such thresholds. As of March 24, 1997, CW Ventures is the beneficial owner of 37,784,087 shares of Common Stock, constituting 65.01% of the outstanding Common Stock, assuming conversion of the CW Note and exercise of the CW Warrants. In addition, several of the Company's current directors and executive officers and nominee directors are affiliated with CW Ventures: Barry Weinberg is a nominee director of the Company and is also a general partner of CW Partners, which is the general partner of CW Ventures; Walter Channing is a nominee director of the Company and is also a general partner of CW Partners, which is the general partner of CW Ventures; David Kass is a current director of the Company, CAHS and CHCM and is also the Chief Financial Officer of CW Ventures; and Eric Schlesinger, a current director of the Company, is Vice President of CW Group, the management company of CW Ventures and CW Partners.

                        PROPOSAL I: ELECTION OF DIRECTORS

     The Company's By-Laws set the number of directors constituting the Board at seven (7) directors. The six persons named below were designated by the Board of Directors as nominees for election as directors to hold office until the next annual meeting of stockholders or until their successors are elected and qualified. A seventh individual has not yet been nominated to fill the vacancy.

Nominees:      William J. Marino
               Robert J. Pures
               Walter Channing, Jr.
               Barry Weinberg
               Thomas P. Riley
               David J. McDonnell

     The affirmative vote of the holders of a plurality of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required for the election of each director. Proxies in the accompanying form will be voted at the Annual Meeting in favor of the election of each of the nominees listed on the accompanying form of proxy, unless authority to do so is withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. Although the Company does not anticipate that any nominee will be unable or unwilling to serve as director, in the event of such an occurrence, proxies may be voted in the discretion of the persons named in the proxy for a substitute nominee designated by the Board, unless the Board determines to reduce the number of directors constituting the Board.

     The name and age of each of the nominees, their respective positions with the Company and the period during which each such individual has served as a director of the Company, if applicable, are set forth below. Additional biographical information concerning each of the nominees and each of the incumbent directors of the Company follows the table.


        Name                    Age          Positions with the Company        Director Since
        ----                    ---          --------------------------        --------------
William J. Marino (1)            53      Chairman of the Board of Directors    1996
Robert J. Pures (2)              51      Director                              1996
Walter Channing, Jr.             56      Director                              not applicable
Barry Weinberg                   58      Director                              not applicable
Thomas P. Riley                  39      Director, President and Chief         1996
                                           Executive Officer
David J. McDonnell (1) (2)       55      Director                              1997


----------
(1)  Member of Compensation Committee
(2)  Member of Audit Committee

     There is no family relationship among any director or executive officer of the Company. All directors of the Company are elected by the stockholders of the Company or, in the case of a vacancy, are elected by the directors then in office to hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.

     The Company, BCBSNJ and CW Ventures are parties to the Stockholders Agreement, pursuant to which BCBSNJ and CW Ventures have agreed to vote their shares of Common Stock with respect to the election of the Board for: (i) two designees of CW Ventures, (ii) two designees of BCBSNJ, (iii) two members of management of the Company acceptable to CW Ventures and BCBSNJ, and (iv) one non-employee outside director who is acceptable to CW Ventures and BCBSNJ. CW Ventures has designated Walter Channing and Barry Weinberg as members of the Board. BCBSNJ has designated William J. Marino and Robert J. Pures as members of the Board.

Certain Biographic Information Concerning Nominees and Incumbent Directors

     William J. Marino. Mr. Marino has served as a director of the Company since February 1996, and as a director of the Contemporary HealthCare Systems, Inc. since December 1993. He was appointed the President and Chief Executive Officer of BCBSNJ in January of 1994, and has continued to serve in such capacities since that time. From January 1992 through December 1993, Mr. Marino was the Senior Vice President of BCBSNJ. He also currently serves as director of Digital Solutions, Inc.

     Robert J. Pures. Mr. Pures was elected a director of the Company in February 1996. Since 1995, he has served as Senior Vice President - Administration, Chief Financial Officer and Treasurer of BCBSNJ. From October 1985 through July 1995, he was the Vice President - Finance and Treasurer of BCBSNJ.

     Walter Channing. Mr. Channing, a director-nominee, was a co-founder of Channing, Weinberg and Company, Inc., a leading business consulting firm to health care companies and to financial institutions. Mr. Channing serves as a director for a number of privately owned companies, and is a general partner of CW Partners.

     Barry Weinberg. Mr. Weinberg, a director-nominee, was a co-founder of Channing, Weinberg and Company, Inc., where he managed the development of business strategies for companies in the health care field. He is currently on the Board of Directors of AutoImmune Inc., as well as a number of privately owned companies, and is a general partner of CW Partners.

     Thomas P. Riley. Since August 1996, Mr. Riley has served as a director, President and Chief Executive Officer of the Company. From February 1995 through February 1996, Mr. Riley was Vice President of Charter Medical, a company engaged in the health care services business. From April 1988 through February 1995, he served as President and Chief Executive Officer of National Mentor, Inc., a company engaged in the mental health care services business.

     David J. McDonnell. Mr. McDonnell was elected a director of the Company in January 1997. Since December 1993, he has also served as a director of Value Health, Inc., a company engaged in the health care service business. From September, 1984 to December 1993, Mr. McDonnell was the Chief Executive Officer of Preferred Health Care, Inc., a company engaged in the mental health care services business.

Meetings of the Board

     During fiscal year 1996, the Board held 7 meetings. A quorum was present at each of such meeting. Each of the directors attended at least 75% of the aggregate of all meetings of the Board during the time he was serving as a director during fiscal year 1996.

     At a meeting of the Company's Board of Directors held on January 14, 1997, a Compensation Committee and Audit Committee was formed.

     The present members of the Compensation Committee are Eric Schlesinger (who is not a nominee for re-election), David McDonnell and William J. Marino. The Compensation Committee shall have (i) the power to establish compensation and other benefits for the officers and employees of the Company, and (ii) such other powers that may be delegated to it by the Board from time to time.

     The present members of the Audit Committee are Robert J. Pures, David McDonnell and David Kass (who is not a nominee for re-election). The Audit Committee shall have (i) the power to audit the books and accounts of the Company, and (ii) such other powers that may be delegated to it by the Board from time to time.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own beneficially more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, copies of which are required by regulation to be furnished to the Company.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1996 its officers, directors and ten percent (10%) beneficial owners complied with all Section 16(a) filing requirements with the exception that neither BCBSNJ nor EHC filed a Form 3 reporting EHC's acquisition in February 1996 of a note exchangeable for shares of Common Stock and Robert Ailes, M.D., a former director of the Company, failed to file a Form 4 in June 1996, on which new options granted to Dr. Ailes were to be reported. BCBSNJ filed a Form 3 reporting its acquisition of 13,375,083 shares of Common Stock, issued upon exchange of the BCBSNJ Note following EHC's transfer of the BCBSNJ Note to BCBSNJ in October 1996, and Dr. Ailes filed a Form 5 reporting the grant of options in November 1996.

                             EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth information concerning the compensation paid or accrued by the Company for each of the three fiscal years ended October 31, 1996, to the individual performing the function of Chief Executive Officer during such periods and each of the next four most highly compensated executive officers. None of the named individuals was employed by the Company prior to the 1995 fiscal year.

                           Summary Compensation Table


                                                Annual Compensation                            Long-Term Compensation
                          ----------------------------------------------------------------     ------------------------------
Name and                  Year Ended       Salary            Bonus          Other Annual       Number of        All Other
Principal Position        October 31                                        Compensation       Options          Compensation
                                                                            (5)
----------------------    ------------     -------------     -----------    --------------     -------------    -------------
Thomas P. Riley           1996             $127,500
President and
Chief   Executive
Officer

Richard J. Strobel(9)     1996             $ 90,856                                            400,000          $2,423(6)
Former Vice
President,
Treasurer, Secretary
and Chief Financial
Officer

John J. Petillo,          1996             $ 20,833                         $ 28,371           416,667          $4,206(6)
Ph.D. (1)                 1995             $516,832                         $ 50,773
Former Chairman,
President
and Chief Executive
Officer

Vincent M. Achilarre(2)   1996             $139,488          $ 54,871       $133,377            20,000(7)       $34,620(8)
Former Vice               1995             $202,563          $ 80,000       $  5,769
President, Chief
Financial Officer
and Treasurer



Robert Ailes, M.D.(3)     1996             $200,942                                            575,000          $4,908(6)
President and Chief       1995             $250,000                                             58,333
Executive Officer of
CAHS

Stephan D. Deutsch,       1996             $259,615          $ 23,077                          250,000
M.D. (4)                  1995             $ 76,293          $ 38,461                           16,667
Senior Vice
President and Chief
Medical Director of
CAHS


----------
(1) Dr. Petillo resigned his positions as Chairman of the Board, President and Chief Executive Officer of the Company effective February 22, 1996. Dr. Petillo was retained by the Company as a consultant through February 22, 1997.

(2) Mr. Achilarre resigned his positions as Vice President, Chief Financial Officer and Treasurer effective May 23, 1996.

(3) Dr. Ailes joined the Company, as President and Chief Executive Officer of CAHS, effective June 1, 1995, and is paid an annual salary of $265,000 under the terms of his amended employment agreement. Dr. Ailes served as a director of the Company from June 1, 1995 through June 6, 1996.

(4) Dr. Deutsch joined the Company on July 1, 1995, and is paid an annual salary of $250,000 under the terms of his employment agreement.

(5) Other Annual Compensation includes taxable fringe benefits and unused accrued vacation days that were paid.

(6) Represents Company matching contributions to a 401(k) profit sharing/savings plan.

(7) Options for 3,333 shares were canceled pursuant to the Board's cancellation of the 1995 Comprehensive Stock Incentive Plan.

(8) Includes forgiveness of a loan in the amount of $30,000 and Company matching contributions to a 401(k) profit sharing/savings plan in the amount of $4,620.

(9) Mr. Strobel resigned his positions as Vice President, Secretary, Treasurer and Chief Financial Officer of the Company effective March 17, 1997. Mr. Strobel was retained by the Company as a consultant for a period of approximately seven months.

Stock Option Plans

     On June 6, 1996, the Board canceled all options granted under the Company's 1995 Comprehensive Stock Incentive Plan. Options to purchase 93,140 shares of Common Stock had been granted under the Company's 1995 Comprehensive Incentive Plan. On June 6, 1996 and July 24, 1996, the Board adopted and amended, respectively: (i) the 1996 Plan and (ii) the 1996 Director Stock Option Plan (the "Director Plan" and, together with the 1996 Plan, the "Stock Plans"). The Stock Plans were approved and ratified by the holders of a majority of Common Stock pursuant to a Written Consent of Stockholders in Lieu of Meeting dated August 23, 1996. The key features of the Stock Plans are summarized below.

     The Company believes that the 1996 Plan has offered flexibility to the Company in the granting of options and that adoption of the 1996 Plan was necessary to aid the Company in attracting, retaining and motivating officers and employees who are in a position to contribute materially to the successful conduct of the Company's business and affairs. The Stock Plans are intended to furnish additional incentives whereby present and future directors, officers and employees may be encouraged to acquire, or to increase their holdings of, Common Stock.

     As of October 31, 1996, options to purchase 1,933,334 shares of Common Stock had been granted and were outstanding under the Stock Plans. Additional non-plan options to purchase in the aggregate 1,094,585 shares of Common Stock were outstanding at October 31,

1996. The table below indicates grants of options to purchase Common Stock that have been granted to the named persons in fiscal year 1996. On ___________, the Compensation Committee, subject to director and stockholder approval of the amendments set forth in Proposal III, canceled options to purchase 758,334 shares of Common Stock and granted options to purchase an aggregate of 10,887,964 shares of Common Stock under the 1996 Plan, as more fully described below in the discussion of Proposal III.

Stock Option Grants in Last Fiscal Year:


Name                          Fiscal   Number of Shares  % of Total    Exercise   Expiration
----                          Year     Underlying        Options       Price      Date
                              ----     Options Granted   Granted to    Per        ----
                                       ---------------   Employees     Share
                                                         ---------     -----
Thomas P. Riley               1996     None              N/A           N/A        N/A
Richard J. Strobel            1996     400,000           21%           $0.78      June 2006
John J. Petillo, Ph.D. (1)    1995     416,667           N/A           $1.68      January 2005
Vincent M. Achilarre (2)      1995      16,667           N/A           $1.44      January 2005
Robert Ailes, M.D. (3)        1996     575,000           30%           $1.50      June 2006
Stephan D. Deutsch, M.D.(4)   1996     250,000           13%           $0.78      June 2006

----------
(1) Represents options granted to Mr. Petillo in fiscal 1995. Option price was reset to $1.68 during fiscal 1996.

(2) Represents options granted to Mr. Achilarre in fiscal 1995. Pursuant to a severance agreement, the exercise price of the options were re-priced at $1.44 during fiscal 1996.

(3) Effective June 6, 1996, Dr. Ailes was awarded options to purchase 575,000 shares of Common Stock (replacing options to purchase 58,333 shares previously granted to Dr. Ailes during fiscal 1995) at an exercise price of [$1.50] per share.

(4) Effective July 24, 1996, Dr. Deutsch was awarded options to purchase 250,000 shares of Common Stock (replacing options to purchase 16,667 shares of Common Stock previously granted to Dr. Deutsch during fiscal 1995) at an exercise price of $0.78 per share. These options have since been canceled by the Board pursuant to its unanimous written consent dated as of __________, 1997 pursuant to which Dr. Deutsch was awarded options to purchase _________ shares of Common Stock at an exercise price of $____ per share.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values


Name                           Shares to be        Value       Number of             Value of
----                           Acquired            Realized    Shares Underlying     Unexercised
                               on Exercise(#)      --------    Unexercised           In-the-Money
                               --------------                  Options at            Options at
                                                               October 31, 1996      October 31, 1996
                                                               Exercisable/          Exercisable/
                                                               Unexercisable         Unexercisable (1)
                                                               -------------         -----------------
Thomas P. Riley                      0             N/A         N/A                   N/A
Richard J. Strobel             400,000             $0          111,111/288,889       $0/$0
John J. Petillo, Ph.D.         416,667             $0          416,667/0             $0/$0
Vincent M. Achilarre            16,667             $0           16,667/0             $0/$0
Robert Ailes, M.D.             575,000             $0          125,000/450,000       $0/$0
Stephan D. Deutsch, M.D.       250,000             $0           55,556/194,444       $0/$0

----------
(1) Based upon the average Bid and Asked prices on the OTC Bulletin Board of the Common Stock on December 31, 1996.

Description of Stock Plans:

     The 1996 Plan is administered by a committee of the Board, consisting of two or more "disinterested persons" and "outside directors," as defined in the 1996 Plan (the "Compensation Committee"). Pursuant to the terms of the 1996 Plan, the Compensation Committee will select persons to be granted options and will determine: (i) whether the respective option is to be a non-statutory, non-qualified option or an incentive option; (ii) the number of shares of the Company's Common Stock purchasable under such option; (iii) the time or times when the option becomes exercisable, except that no incentive or non-statutory, non-qualified option shall be exercised and sold by the recipient prior to six
(6) months from the date of grant; (iv) the exercise price cannot be less than 100% of the fair market value of the Common Stock on the date of grant (110% of such fair market value for incentive options granted to a person who owns or who is considered to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company); and (v) the duration of the option, which cannot exceed ten (10) years. Incentive options may only be granted to employees (including officers) of the Company and/or any of its subsidiaries. Non-statutory, non-qualified options may be granted to any employees (including employees who have been granted incentive options) and other persons who the Board may select. Under the 1996 Plan, an aggregate of 10% of the Company's authorized number of shares of Common Stock or 9,000,000 shares of Common Stock has been reserved for issuance pursuant to the 1996 Plan. The foregoing summary does not reflect the proposed amendments to the 1996 Plan under Proposal III, which are more fully set forth below.

     The Director Plan is administered by the Board. Pursuant to the terms of the Director Plan, the Board may select non-employee individual directors to be granted options. Each such option grant shall be (i) in the amount to purchase 166,667 shares of Common Stock; (ii) at an exercise price which cannot be less than 100% of the fair market value of the Common Stock on the date of grant;
(iii) immediately exercisable, and (iv) for a duration of five (5) years from the date of grant. Options under the Director Plan may be granted only to directors of the Company. Under the Director Plan, an aggregate of 2% of the Company's authorized number of shares of Common Stock, presently 1,800,000 shares of Common Stock, has been reserved for issuance pursuant to the Director Plan.

     All options granted under the 1996 Plan and the Director Plan are exercisable during the option holder's lifetime only by the option holder (or his or her legal representative) and only while such option holder is in the Company's employ or is a Company director. With respect to both the 1996 Plan and the Director Plan, in the event of termination of employment or of his or her directorship, such person shall have three (3) months from such date to exercise such option to the extent the option was exercisable as at the date of termination, but in no event subsequent to the option's expiration date. With respect to the 1996 Plan, in the event of termination of employment due to death or disability of the option holder, such person shall have twelve

(12) months from such date to exercise such option to the extent the option was exercisable as at the date of termination, but in no event subsequent to the option's expiration date. With respect to the Director Plan, in the event of termination of the option holder's directorship due to death, such person shall have twelve (12) months from such date to exercise such option to the extent the option was exercisable as at the date of termination, but in no event subsequent to the option's expiration date.

     Both the 1996 Plan and the Director Plan contain customary anti-dilution provisions which provide that, in the event of any change in the Company's outstanding capital stock by reason of stock dividend, recapitalization, stock split, combination, exchange of shares or merger or consolidation, the Compensation Committee or the Board shall adjust the aggregate number of shares of the Common Stock reserved for issuance under both plans. In addition, the aggregate number of outstanding options and the exercise price per share under both Stock Plans shall be proportionately adjusted by the Compensation Committee or the Board, whose determination shall be conclusive.

     The Board has the authority to terminate both the 1996 Plan and the Director Plan as well as to make changes in and additions to such plans. However, with respect to the 1996 Plan, the Board may not, unless approved by the stockholders of the Company, change the aggregate number of shares of Common Stock subject to the 1996 Plan, terminate modify or amend the 1996 Plan so as to adversely affect the rights of option holders previously granted under the 1996 Plan, change the requirement of eligibility to such plan or materially increase the benefits accruing to participants under the 1996 Plan. With respect to the Director Plan, the Board may not, unless the option holder thereof consents, materially impair the rights of such option holder under the 1996 Plan.

Employment Contracts and Termination of Employment, and Change-in-Control Arrangements

     On July 24, 1996, the Company extended an employment arrangement to Mr. Thomas Riley to act as President and Chief Executive Officer of the Company. Pursuant to the employment arrangement, Mr. Riley shall receive annual compensation of $275,000.

     On March 17, 1997, Richard J. Strobel tendered his resignation as Vice President, Treasurer, Secretary and Chief Financial Officer of the Company, and was retained by the Company as a consultant for a period of approximately seven
(7) months. Mr. Strobel will receive severance payments in the approximate sum of $100,000.

Compensation of Directors

     Members of the Board presently receive no annual remuneration for acting in that capacity. The Company anticipates that its non-employee directors will be paid reasonable out-of-pocket expenses for each attended meeting of the Board or any committee thereof. Certain members of the Board will also be eligible for the grant of options under the Director Plan that currently provides for each non-employee Director to receive an annual grant of options to purchase 166,667 shares of Common Stock. None of the current directors have been granted any options pursuant to the Director Plan. See "Description of Stock Plans" above.

Repricing of Options

     Stock options granted to Vincent Achilarre and Robert Ailes, M.D. in fiscal year 1995 were canceled during fiscal year 1996 because such options had not been approved by the stockholders of the Company. New options, with an exercise price of $1.44 and $1.50 per share, respectively, were granted to these executives in fiscal year 1996. The repricing of such options was based upon the current market value of the stock and the perceived value of the Company, taking into account the change of control which occurred in February of 1996 (See "Certain Relationships and Related Transactions").

                                  PROPOSAL II:

              APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION
               TO INCREASE THE AUTHORIZED SHARES OF CAPITAL STOCK

     The Board has adopted a resolution amending Article FOURTH (A) of the Company's Certificate of Incorporation, filed with the Delaware Secretary of State on August 26, 1995, as amended by Certificate of Amendment to Certificate of Incorporation, filed with the Delaware Secretary of State on September 27, 1996 (as so amended, the "Certificate of Incorporation"), to increase the authorized shares of the Company's capital stock from the current amount of 100,000,000 shares, consisting of 90,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock $.10 par value per share ("Preferred Stock"), to 200,000,000 shares, which would consist of 190,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock (the "Charter Amendment"). Article FOURTH (A) of the Certificate of Incorporation, as amended by the Charter Amendment, is attached hereto as ANNEX I. The description which follows is qualified in its entirety by the exact language of the Charter Amendment.

     Article FOURTH (A) of the Certificate of Incorporation currently authorizes a total of 90,000,000 shares of Common Stock. At the close of business on _______________, there were ______________ shares of Common Stock outstanding, and the following additional shares of Common Stock are reserved for issuance:
(i) an additional 12,062,964 shares of Common Stock for issuance upon exercise of outstanding options issued pursuant to the Company's 1996 Plan (subject to stockholder approval of the amendments set forth in Proposal III), (ii) an additional 7,799,997 shares of Common Stock for issuance to CW Ventures upon conversion of the CW Note, (iii) an additional 166,667 shares of Common Stock for issuance to CW Ventures upon exercise of the CW Warrant, and (iv) an additional 1,094,585 shares of Common Stock for issuance upon-exercise of certain outstanding non-plan options. The increase in the authorized number of shares is proposed in order to permit the Company to grant additional stock options or other stock-based compensation to its employees and consultants and, where advantageous to the Company, to issue shares of its Common Stock in order to raise additional capital in connection with future acquisitions or other business combinations or for other purposes.

     Although the Company does not currently have any agreements with respect to additional proposed acquisitions, an increase in the authorized number of shares of Common Stock pursuant to the Charter Amendment would allow the Company additional flexibility to issue its Common Stock where appropriate. The Company believes that the number of shares of Common Stock that would be available for issuance following adoption of the Charter Amendment would be sufficient for any purposes foreseeable by the Company. Except for the shares of Common Stock issuable under the Stock Plans, the Company does not have any immediate plans to issue any of the additional shares of Common Stock which would be authorized if the increase in authorized shares of Common Stock contemplated by the Charter Amendment is approved. Other than increasing the number of authorized shares of Common Stock, the proposal to increase the authorized shares of Common Stock will not affect the rights, preferences or privileges of the Company's stockholders.

     The Board has directed that the Charter Amendment be submitted for stockholder approval. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required for approval of the Charter Amendment to increase the authorized shares of Common Stock. In the absence of approval, the authorized number of shares of Common Stock of the Company will remain as described above.

     In connnection with the increase of authorized shares of capital stock, the stockholders should review the financial information set forth in the Company's annual report for fiscal year 1996, which is enclosed and which is incorporated herein by reference.

   THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF PROPOSAL II.

                                  PROPOSAL III:
                     APPROVAL OF AMENDMENTS TO THE 1996 PLAN

General

     At the Annual Meeting, the holders of Common Stock will be asked to vote upon a proposal to approve amendments to the 1996 Plan to (i) increase by 10,000,000 the number of shares of Common Stock for which options may be granted thereunder, and (ii) to permit the issuance of below-market value non-qualified options pursuant to the 1996 Plan. The 1996 Plan, as amended by Proposal III, is attached hereto as ANNEX II.

     1.   Increase of Shares.

     Under the 1996 Plan as currently in effect, options for 9,000,000 shares of Common Stock may be granted. On _____________, 1997, the Compensation Committee authorized the granting of options for an aggregate of 10,887,964 shares of Common Stock to employees and the outside director of the Company, subject to approval by the directors and the stockholders of the amendments to the 1996 Plan set forth in Proposal III. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers and key employees, thereby continuing to align the interests of such employees with those of stockholders, and that awards under the 1996 Plan are an effective means of providing such compensation. In order to continue to grant stock-based incentive compensation in the future, it is necessary to increase the number of shares of Common Stock available for grant under the 1996 Plan.

     On ________________, the Board approved the amendment to the 1996 Plan to permit the issuance of Non-Qualified Options with an exercise price less than the fair market value of the underlying Common Stock on the date of grant to certain key employees of the Company and other persons whom the Compensation Committee determines will contribute to the Company's success. On __________, the Compensation Committee, subject to directors and stockholder approval of the amendments to the 1996 Plan set forth in Proposal III, canceled options to purchase 758,334 shares of Common Stock previously granted to certain key employees of the Company and granted to certain employees and the outside director of the Company (i) Non-Qualified Options to purchase shares of Common Stock at an exercise price of $.16 per share, and (ii) Options to purchase shares of Common Stock at an exercise price of $___ per share (the fair market value on the date of grant).

     The table below separately indicates grants of such Options to the named persons.

Option Grants:

Name                     Number of Shares        Number of Shares
----                     Underlying Options      Underlying Options
                         Granted with an         Granted with an
                         Exercise Price of       Exercise Price of
                         $.16 per share          $______ per share
                         --------------          -----------------

Thomas P. Riley             3,952,551                 2,964,413
Richard Freeman, M.D.         494,019                   988.187
Stephan Deutsch, M.D.         197,608                   395,275
Current executive officers
  as a group (3 persons)    4,644,178                 4,347,875
Current directors as a
  group (1 person)            166,667                         0
All employees as a
  group (12 persons)          576,357                 1,152,887

     In addition to the Options set forth above, on _______________, the Compensation Committee, subject to directors and stockholder approval of the amendments set forth in Proposal III, authorized the grant of Options to purchase 494,019 and 988,187 shares of Common Stock, with an exercise price equal to $0.16 and $____ per share, respectively, to a person who is being considered for an executive officer position in the Company. However, negotiations with respect to this employment arrangement are not yet complete.

     On the date of grant of the Options set forth above, the fair market value of the Common Stock was greater than the exercise price of certain Options ($.16 per share). The Board believes that the grant of such Options to the optionees with an exercise price of less than the fair market value of the Common Stock will additionally motivate key employees and the outside director to contribute materially to the successful conduct of the Company's business and affairs. The accounting treatment to the Company of the issuance of the Options at less than fair market value are discussed below under "Accounting Treatment".

Summary of 1996 Plan and Amendments

     The following is a summary of the 1996 Plan and the proposed Amendments to it under Proposal III. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of the 1996 Plan, which is attached hereto as ANNEX II.

     The purpose of the 1996 Plan is to attract and retain personnel of the highest caliber, provide increased incentive for officers and key employees and continue to promote the well-being of the Company. The 1996 Plan presently authorizes the granting of options for up to 9,000,000 shares of Common Stock (collectively "Options"), and if Proposal III is approved, up to an additional 10,000,000 shares of Common Stock, subject to adjustment in the event of stock splits, stock dividends, recapitalizations, mergers, reorganizations, exchanges of shares and other similar changes affecting the Company's issued Common Stock. Unless sooner terminated, the 1996 Plan expires on June 5, 2006. Officers, key employees and independent contractors who perform services for the Company or any of its subsidiaries are eligible to receive Options. The 1996 Plan is administered by the Compensation Committee, which determines the persons to whom Options will be granted, the number of Options to be granted and the specific terms of each grant, subject to the provisions of the 1996 Plan.

     The terms of the Plan provide that the Compensation Committee shall consist of two or more "disinterested" directors as defined in Rule 16b-3 under the 1934 Act and "outside directors" as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes that the current Compensation Committee qualifies under either of these provisions. Section 162(m) of the Code limits the tax deductions of publicly-traded corporations (such as the Company) for compensation in excess of $1 million per annum paid to the chief executive officer and any of the four other highest compensated officers. If the requirements of Section 162(m) are met, compensation income eventually recognized by employees because of awards currently made under the 1996 Plan will not count as compensation in determining whether compensation of the chief executive officer and any of the four other highest compensation officers of the Company is in excess of $1 million per annum. It is the Company's present intention to attempt to meet the requirements of Section 162(m), subject to the Board's determination as to the Company's best interests. However, to the extent that Non-Qualified Options have been or will be granted with an exercise price of less than the fair market value of the Common Stock, any compensation income recognized because of such Options by an executive covered under Section 162(m) because of such Options will count as compensation in determining whether total compensation of such executive is in excess of $1,000,000 in that year.

Incentive and Non-Qualified Options

     The 1996 Plan currently provides both for "incentive stock options" as defined in Section 422 of the Code ("Incentive Options") and for Options not qualifying as Incentive Stock Options ("Non-Qualified Options"). Members of the Board who are not also employees of the Company or any of its subsidiaries are not eligible to receive Incentive Options under the 1996 Plan. Currently there are approximately 120 persons eligible to receive Incentive Options under the 1996 Plan (excluding consultants and advisors).

     The Compensation Committee determines the persons to whom Options may be granted and the exercise price for each share issued in connection with an option, but the exercise price of an Incentive Option may not be less than 100% of the fair market value of Common Stock on the date of grant (or, in the case of an optionee owning more than 10% of the outstanding Common

Stock, not less than 110% of such fair market value). The aggregate number of shares of Common Stock subject to Options granted to any employee or other person under the 1996 Plan during any calendar year shall not exceed 19,000,000 shares. The Compensation Committee also determines when Options may be exercised, which in no event may be more than ten years from the date of grant (or, in the case of an Incentive Option granted to an optionee owning more than 10% of the outstanding Common Stock, not more than five years from the date of grant), and the manner in which each Option will become exercisable. The aggregate fair market value of the Common Stock with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all Incentive Option plans of the Company and its subsidiaries) may not exceed $100,000.

Certain Federal Tax Consequences of the 1996 Plan

     The following is a brief summary of certain Federal income tax aspects of awards which may be granted under the 1996 Plan based upon the Code and other statutes, regulations and interpretations in effect on the date of this Proxy Statement. The summary is not intended to be a complete analysis of all potential tax consequences relevant to recipients of Options or to the Company and its subsidiaries and does not describe any state, local or foreign income or other tax consequences. Moreover, no assurance can be given that legislative, administrative, regulatory or judicial changes or interpretations will not occur which could modify such analysis. In addition, an individual's particular tax status and his other tax attributes may result in different tax consequences from those described above. Therefore, any participant in the 1996 Plan should consult with his own tax adviser concerning the tax consequences of the grant, exercise and surrender of such Options and the disposition of any stock acquired pursuant to the exercise of such Options.

Incentive Options:

     A participant will recognize no taxable income upon the grant or exercise of an Option constituting an "incentive stock option" as defined under Section 422 of the Code if such participant has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than 3 months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an Incentive Option, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. Upon a disposition of the shares of Common Stock after the later of two years from the date of grant and one year after the transfer of the shares to the participant pursuant to exercise of the Option, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets; and (ii) the Company will not obtain a deduction with respect to such excess.

     If the optionee disposes of the shares within two years from the date of grant of the Incentive Option, however, or within one year from the date of exercise of the Incentive Option, however, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on a subsequent disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain. Any such capital gain will be a long-term capital gain if the optionee holds the shares for more than one year from the date of exercise.

Non-Qualified Options:

     Except as noted below, (i) upon grant of a Non-Qualified Option, a plan participant will recognize no income; (ii) upon exercise of the Option (if the shares of Common Stock are not subject to a substantial risk of forfeiture and are transferable), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will obtain a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) on sale of the shares, the participant will recognize a capital gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the hands of the participant.

     Under current tax law it is uncertain whether the summary in the foregoing paragraph applies to Non-Qualified Options which provide for an exercise price of less than the fair market value of the Common Stock on the date of grant. The Internal Revenue Service may take a position that to the extent the exercise price of a Non-Qualified Option is substantially discounted relative to the fair market value of the Common Stock on the date of grant, such an Option should not be treated as a grant of an option but rather as a taxable grant of property, taxable on the date of grant if the Option is vested on the grant date. This is an issue on which the Service currently will not issue a private ruling because the area is under study by the Service.


Accounting Treatment

     Under present accounting rules, neither the grant nor the exercise of Options will result in any charge to the Company's earnings, provided the exercise price of the Option is not less than the fair market value of the Company's Common Stock on the date the Option was granted. However, if an Option was granted at an exercise price less than the fair market value of the Common Stock on the date of grant, then the Company will have a charge to earnings (compensation expense) equal to the difference between the fair market value of the Common Stock on the date of grant and the exercise price. In addition, the number of Options outstanding may have a dilutive effect in determining earnings per share.

     The Company will record a charge to earnings for the second quarter of fiscal year 1997 in the approximate amount of $ ______________, representing the difference between the fair market value of the Common Stock subject to the New Options on the date of grant and the exercise price of the New Options.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENTS TO THE 1996 PLAN SET FORTH IN PROPOSAL III.

                                  PROPOSAL IV:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has selected the firm of Richard A. Eisner & Company, LLP, independent certified public accountants, to act as independent public accountants for the Company for the 1997 fiscal year. Richard A. Eisner & Company, LLP has acted in such capacity from the fiscal year ended October 31, 1996. A representative of Richard A. Eisner & Company, LLP is expected to be present at the Annual Meeting, and he or she will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

     On June 6, 1996, the Board selected and approved the accounting firm of Richard A. Eisner & Company, LLP, as independent public accountants to audit the Company's financial statements for the fiscal year ending October 31, 1996. Accordingly, the accounting firm of Moore Stephens, PC (previously Mortenson and Associates--effective July 1, 1996, Mortenson and Associates changed its name to Moore Stephens), which was the independent accountant for the Company's most recent certified financial statements (fiscal year ended October 31, 1995) was dismissed in its capacity as the Company's accountants effective June 6, 1996.

     There were no disagreements between the Company and Moore Stephens, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of the two most recent fiscal years and any subsequent interim period to the date here.

     The report of Moore Stephens, PC on the Company's financial statements for the fiscal year ended October 31, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. The Report of Moore Stephens, PC on the Company's financial statements for the fiscal year ended October 31, 1995 was originally issued with a disclaimer of opinion dated December 27, 1995 because of significant uncertainties. However, on February 22, 1996, these uncertainties were resolved and the disclaimer of opinion was withdrawn and a dual-dated report was issued, which was modified as to uncertainty about the Company's ability to continue as a going concern. Such uncertainty was the result of recurring losses from operations, negative working capital and potential required payments pursuant to the terms of certain liabilities to which the Company was a party. Management of the Company concurred with the position of the former independent public accountant.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY'S FISCAL YEAR ENDING OCTOBER 31, 1997, AS SET FORTH IN PROPOSAL IV.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company at its offices at 485-C Route 1 South, Iselin, New Jersey 08830-3037, on or before _______________, 1998, for consideration for inclusion in the proxy material for such annual meeting of stockholders.

                            EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. [In addition to the use of mails, proxies may be solicited by regular employees of the Company, either personally or by telephone or telegraph.] The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy material to beneficial owners and obtaining proxies of such owners.

                                  OTHER MATTERS

     The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy. Whether or not you plan to attend the Annual Meeting in person, please complete, sign, date and return the enclosed proxy card promptly.

Dated:  April [__], 1997                    By order of the Board of Directors


                                            [Name]
                                            [Title]

                                     ANNEX I

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                               CAREADVANTAGE, INC.

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

     CareAdvantage, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The name of the Corporation is "CareAdvantage, Inc."

     2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on August 26, 1994. A Certificate of New to the Certificate of Incorporation was filed with the Secretary of State of Delaware on September 27, 1996.

     3. The Certificate of Incorporation of the Corporation, as heretofore amended or supplemented (the "Certificate of Incorporation"), is hereby further amended by striking out "Article FOURTH (A)" and substituting in lieu thereof a new "Article FOURTH (A)" changing the authorized capital stock of the Corporation to read as follows:

     "FOURTH: (A) Authorized Capital Stock. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred Million (200,000,000) shares, consisting of One Hundred Ninety Million (190,000,000) shares of Common Stock, $.001 par value per share (the "Common Stock") and Ten Million (10,000,000) shares of Preferred Stock, $.10 par value per share (the "Preferred Stock")."

     4. The New to the Certificate of Incorporation herein certified has been duly adopted in the manner and by the vote prescribed by Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate be signed by a duly authorized officer of the Corporation and attested by its Secretary this day of May, 1997.

                                          CAREADVANTAGE, INC.


                                          By:_________________________________
                                          Name:
                                          Title:

Attest:

By:________________________________
         Secretary

                                    ANNEX II

                             1996 STOCK OPTION PLAN

                                       OF

                               CAREADVANTAGE, INC.

                            AS AMENDED, MAY __, 1997

     1. Purpose of Plan.

     The purpose of this Stock Option Plan ("Plan") is to further the growth and development of CareAdvantage, Inc. ("Company") and any subsidiaries thereof by encouraging selected employees and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

     2. Stock Subject to the Plan.

     An aggregate of 19,000,000 shares of the Company's common stock, $.001 par value ("Common Stock") subject, however, to adjustment or change pursuant to paragraph 12 hereof, shall be reserved for issuance upon the exercise of options which may be granted from time to time in accordance with the Plan ("Options"). Such shares, in whole or in part, may be authorized but unissued shares or issued shares which have been reacquired by the Company, as the Committee (as such term is hereinafter defined) shall from time to time determine. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan.

     3. Administration.

     (a) For purposes of the Plan, the "Committee" shall be defined as the Compensation Committee of the Company's Board of Directors (the "Board") which shall consist of two or more directors who shall be "disinterested persons" as defined by Regulation 240.16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" as defined in regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee shall have and may exercise any and all of the powers relating to the administration of the Plan and the grant of Options thereunder as are set forth in subparagraph 3(b) hereof as the Board shall confer and delegate. The Board shall have power at any time to fill vacancies in, to change the membership of, or to discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the

Committee shall constitute a quorum and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     (b) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have authority, along with the Board, to determine the persons to whom, and the time or times at which, Options shall be granted, the number of shares to be subject to each such Option and whether all or any portion of such Options shall be incentive stock options ("Incentive Options") qualifying under Section 422A of the Code or stock options which do not so qualify ("Non-Qualified Options"). Both Incentive Options and Non-Qualified Options may be granted to the same person at the same time provided each type of Option is clearly designated. In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall also have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the forms attached hereto as Exhibit A and Exhibit B, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review. The Committee may delegate, in its sole discretion, to any officer or manager of the Company the authority to perform administrative functions under the Plan.

     (c) Subject to adjustment pursuant to Section 12, the aggregate number of shares of Common Stock subject to Options granted to any employee or other person under the Plan during any calendar year shall not exceed 19,000,000 shares.

     4. Eligibility for Receipt of Options.

     (a) Incentive Options. Incentive Options may be granted only to employees (including officers) of the Company and/or any of its subsidiaries. Further, Incentive Options may not be granted to any person who, at the time the Incentive Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary (a "10% Owner"), unless at the time the Incentive Option is granted to the 10% Owner, the option price is at least 110% of the fair market value of the Common Stock subject thereto and such Incentive Option by its terms is not exercisable subsequent to five years from the date of grant.

     (b) Non-Qualified Options. Non-Qualified Options may be granted to any employees (including employees who have been granted Incentive Options) and other persons whom the Board (or Committee) determines will contribute to the Company's success.

     5. Option Price.

     The purchase price of the shares of Common Stock under each Option shall be determined by the Committee, which determination shall be conclusive and not subject to review, but in no event shall the purchase price be less than 100% of the fair market value of the Common Stock on the date of grant in the case of Incentive Options (or 110% of fair market value in the case of Incentive Options granted to a 10% Owner).

     In determining fair market value, the Committee shall consider the closing price of the Common Stock on the date the Option is granted (if such Common Stock is listed on a national securities exchange), the representative closing bid and ask price in the over-the-counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock on the date of grant (if a public market exists for such Common Stock and such Common Stock is not listed on such an exchange) and such other factors as the Committee shall deem appropriate.

     For purposes of the Plan, the date of grant of an Option shall be the date on which the Board or the Committee shall by resolution duly authorize such Option.

     6. Term of Options.

     The term of each Incentive Option and Non-Qualified Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided. but in no event more than ten (10) years from the date such Incentive Option or Non-Qualified Option is granted.

     7. Exercise of Options.

     (a) The aggregate fair market value (determined as of the time an Incentive Option is granted) of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an employee during any calendar year may not exceed $100,000.

     (b) Each Incentive Option and Non-Qualified Option shall be exercisable to the extent determined by the Committee, but in no event shall the shares of the Company's Common Stock underlying either an Incentive Option or a Non-Qualified Option, once exercised, be held for less than six (6) months from the date of grant.

     (c) An Option may not be exercised for fractional shares of the Company's Common Stock.

     (d) Except as provided in paragraphs 9, 10 and 11 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee or other person employed by or engaged in performing services for the Company and/or a subsidiary continuously from the date of grant to the date of exercise.

     (e) The exercise of an Option shall be contingent upon receipt from the holder thereof of a written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission) and upon receipt by the Company of cash, or a check to its order, for the full purchase price of such shares.

     (f) The holder of an Option shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

     (g) The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

     (h) Upon the exercise of any Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock. In the event that the optionee disposes of any Common Stock acquired by the exercise of an Incentive Option within the two-year period following grant, or within the one-year period following exercise, of the Incentive Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

     8. Non-Transferability of Options.

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent or distribution and an Option may be exercised during the lifetime of the holder only by such holder.

     9. Termination of Employment or Engagement.

     In the event the employment of the holder of an Option shall be terminated by the Company or a subsidiary for any reason other than by reason of death or disability, or the engagement of a non-employee holder of a Non-Qualified Option shall be terminated by the Company or a subsidiary for any reason, such holder may, within three (3) months from the date of such termination, exercise such Option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration. Absence on leave approved b~ the Company shall not be considered an interruption of employment for any purpose under the Plan.

     Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any holder of an Option any right to continue in the employ of the Company or any subsidiary or obligate the Company or any subsidiary to continue the engagement of any holder of an Option or interfere in any way with the right of the Company or any such subsidiary to terminate the holder's of such Option employment or engagement at any time.

     10. Disability of Holder of Option.

     If the employment of the holder of an Option shall be terminated by reason of such holder's disability as determined in accordance with Section 22(e)(3) of the Code, such holder may, within twelve (12) months from the date of such termination, exercise such option to the extent such Option was exercisable by such holder at the date of such termination. Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

     11. Death of Holder of Option.

     If the holder of any Option shall die while in the employ of, or while performing services for, the Company or one or more of its subsidiaries (or within six (6) months following termination of employment due to disability), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by the holder at the date of death (or, with respect to employees, the date of termination of employment due to disability) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within twelve (12) months from the date of death, but in no event subsequent to the expiration date of the Option.

     12. Adjustments Upon Changes in Capitalization.

     If at any time after the date of grant of an Option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee or the Board whose determination thereon shall be conclusive. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all of the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee or the Board shall have the discretion to provide at the time of granting any Option hereunder that in the event the Plan and Options then outstanding shall terminate upon the effective date of any of the transactions described in the foregoing sentence, the vesting of the then unexercisable portion of such holder's Option shall be accelerated, in whole or in part as determined by the Committee or the Board, so that such holder prior to the consummation of the transaction shall be entitled to exercise such Option (to the extent thereby exercisable) prior to consummation of such transaction. In the event that a fraction of a share results from an adjustment pursuant to this paragraph 12, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

     13. Vesting of Rights Under Options.

     Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee, the Board or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the Incentive Stock Option Agreement attached hereto as Exhibit A or the Non-Qualified Stock Option Agreement attached hereto as Exhibit B, shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.

     14. Termination and Amendment.

     The Plan, which was adopted by the Board on June 6, 1996, as amended by the Board on July 24, 1996 and on [March 24, 1997], is subject to approval by the shareholders of the Company, within twelve (12) months after adoption by the Board. The Plan shall terminate on June 6, 2006 and no Option shall be granted under the Plan after such date. The Board may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that, unless otherwise approved by the shareholders of the Company:

     i) no change shall be made in the aggregate number of shares subject to the Plan or the number of shares which may be optioned to any employee;

     ii) no termination, modification or amendment shall adversely affect the rights of a holder of an Option previously granted under the Plan;

     iii) no material modification shall be made to the requirements of eligibility for participation in the Plan; and

     iv) no material increase shall be made in the benefits accruing to participants under the Plan.

                                                                       EXHIBIT A

                               CAREADVANTAGE, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                              ---------------------

To:

     We are pleased to notify you that by the determination of the Board of Directors (the board") and/or the Stock Option Plan Committee (the "Committee") an incentive stock option to purchase shares of the Common Stock of CareAdvantage, Inc. (the "Company") at a price of $__________ per share has this day of ________________ been granted to you under the Company's 1996 Stock Option Plan (the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

     1. Purpose of Option.

     The purpose of the Plan under which this incentive stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

     2. Acceptance of Option Agreement.

     Your execution of this incentive stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

     3. When Option May Be Exercised.

     (a) The option granted you hereunder may be exercised only as follows: [set forth terms and expiration date of option, but in no event shall the shares of the Company's Common Stock underlying the Option, once exercised, be held for less than six (6) months from the date of grant.]

     This option may not be exercised for less than ten (10) shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ten (10) years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

     4. How Option May Be Exercised.

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchasable has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased.

     If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certification for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

     5. Termination of Employment.

     If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, you may exercise, within three
(3) months from the date of such termination, that portion of the option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs within ten (10) years from the date this option was granted to you.

     6. Disability.

     If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve (12) months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs within ten (10) years from the date this option was granted to you.

     7. Death.

     If you die while employed by the Company (or a subsidiary thereof) or within six (6) months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve (12) months from the date of your death, but in no event after ten (10) years from the date this option was granted to you.

     8. Non-Transferability of Option.

     This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

     9. Adjustments upon Changes in Capitalization.

     If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Board or the Committee, whose determination shall be conclusive. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this option shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the assumption of this option, or the substitution for this option of an option covering the stock; of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and purchase price, in which event this option shall continue in the manner and under the terms set forth herein. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

     10. Subject to Terms of the Plan.

     This incentive stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Committee shall be conclusive.

                                       Sincerely yours,

                                       CAREADVANTAGE, INC.




                                       By:_____________________________________
                                          Name:
                                          Title:

Agreed to and accepted this
___ day of _________, 199 .



___________________________
Signature of Optionee

                                                                       EXHIBIT B

                               CAREADVANTAGE, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT

To:

     We are pleased to notify you that by the determination of the Board of Directors (the board") and/or the Stock Option Plan Committee (the "Committee") a non-qualified stock option to purchase shares of the Common Stock of CareAdvantage, Inc. (the "Company") at a price of $_________ per share has this day of _______________ been granted to you under the Company's 1996 Stock Option Plan (the "Plan"). This option may be exercised only upon the terms and conditions set forth below.

     1. Purpose of Option.

     The purpose of the Plan under which this non-qualified stock option has been granted is to further the growth and development of the Company and its subsidiaries by encouraging key employees and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company, and affording the Company a means of attracting to its service persons of outstanding ability.

     2. Acceptance of Option Agreement.

     Your execution of this non-qualified stock option agreement will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the option. Your obligation to purchase shares can arise only upon your exercise of the option in the manner set forth in paragraph 4 hereof.

     3. When Option May Be Exercised.

     The option granted you hereunder may be exercised only as follows: [set forth terms and expiration date of option, but in no event shall the shares of the Company's Common Stock underlying the Option, once exercised, be held for less than six (6) months from the date of grant.]

     This option may not be exercised for less than ten (10) shares at any one time (or the remaining shares then purchasable if less than ten) and expires at the end of ten (10) years from the date of grant whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6 or 7 hereof.

     4. How Option May Be Exercised.

     This option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the option. The notice must state the number of shares of Common Stock as to which your option is being exercised, must contain a statement by you (in a form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale (unless a Registration Statement covering the shares purchased has been declared effective by the Securities and Exchange Commission) and must be accompanied by cash or a check to the order of the Company for the full purchase price of the shares being purchased, plus such amount, if any, as is required for withholding taxes.

     If notice of the exercise of this option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this option.

     Certificates for shares of the Common Stock so purchased will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any stock exchange on which the Company's Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the issuance of the certificate for such shares, you or such other person as may be entitled to exercise this option shall have none of the rights of a stockholder with respect to shares subject to this option.

     5. Termination of Employment or Engagement.

     If your employment with the Company (or a subsidiary thereof) is terminated for any reason other than by death or disability, or if a non-employee your engagement by the Company (or a subsidiary) is terminated for any reason, you may exercise, within three (3) months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the expiration date of this option set forth in paragraph 3 hereof.

     6. Disability.

     If your employment with the Company (or a subsidiary thereof) is terminated by reason of your disability, you may exercise, within twelve (12) months from the date of such termination, that portion of this option which was exercisable by you at the date of such termination, provided, however, that such exercise occurs prior to the expiration date of this option set forth in paragraph 3 hereof.

     7. Death.

     If you die while employed by the Company (or a subsidiary thereof) or within six (6) months after termination of your employment due to disability, that portion of this option which was exercisable by you at the date of your death may be exercised by your legatee or legatees under your Will, or by your personal representatives or distributees, within twelve (12) months from the date of your death, but in no event after the expiration date of this option.

     8. Non-Transferability of Option.

     This option shall not be transferable except by Will or the laws of descent and distribution, and may be exercised during your lifetime only by you.

     9. Adjustments upon Changes in Capitalization.

     If at any time after the date of grant of this option, the Company shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this option and the price of each such share shall be proportionately adjusted for any such change by the Committee, whose determination shall be conclusive. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this option shall terminate, unless provision be made in writing ~n connection with such transaction for the continuance of the assumption of this option, or the substitution for this option of an option covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and purchase price, in which event this option shall continue in the manner and under the terms set forth herein. Any fraction of a share resulting from any adjustment shall be eliminated and the price per share of the remaining shares subject to this option adjusted accordingly.

     10. Subject to Terms of the Plan.

     This non-qualified stock option agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board or the Committee shall be conclusive.

     11. Tax Status.

     This option does not qualify as an "incentive stock option" under the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, and the income tax implications of your receipt of a non-qualified stock option and your exercise of such an option should be discussed with your tax counsel.

                                       Sincerely yours,

                                       CAREADVANTAGE, INC.




                                       By:_____________________________________
                                          Name:
                                          Title:

Agreed to and accepted this
___ day of _________, 199 .



___________________________
Signature of Optionee

                              (Proposed Proxy Card)

                               CAREADVANTAGE, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints each of Robert J. Pures and David J. McDonnell, jointly, and each of them individually, and any person properly designated by Mr. Pures or Mr. McDonnell, as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Crummy, Del Deo, Dolen, Griffinger & Vecchione, 16th floor, One Riverfront Plaza, Newark, New Jersey on May 22, 1997, at 2:00 p.m., local time and at any adjournment thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this proxy card.

                (Continued, and to be signed on the Reverse Side)

A  [X]    Please mark your votes
          as in this example

                                     FOR     WITHHELD    Nominees:
1.   To elect the following          [ ]       [ ]        William J. Marino
     nominees to serve on the                             Robert J. Pures
     Board of Directors until                             Walter Channing
     the 1998 annual meeting                              Barry Weinberg
     af the stockholders.                                 Thomas P. Riley
                                                          David J. McDonnell

INSTRUCTIONS: To withhold authority to vote for a specific nominee write that nominee's name on the space provided.

_____________________________________________________________________________

                                     FOR        AGAINST        ABSTAIN
2.   To approve an amendment         [ ]          [ ]            [ ]
     to the Company's
     Certificate of
     Incorporation, as
     amended, to increase the
     number of authorized
     shares of the Company's
     Capital Stock, $.001 par
     value, from 100,000,000
     to 200,000,000.

3.   To approve the amendments       [ ]          [ ]            [ ]
     to the Company's 1996
     Stock Option Plan.

4.   To ratify the appointment       [ ]          [ ]            [ ]
     of Richard A. Eisner, and
     Company, LLP as
     independent auditors for
     the Company's fiscal year
     ending October 31, 1997.

5.   In their discretion, to
     conduct such other
     business as may properly
     come before the meeting
     or any adjournment
     thereof.

     The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the election of the nominees, FOR the amendment to the Certificate of Incorporation, FOR the amendments to the 1996 Stock Option Plan, and FOR the ratification of the appointment of the independent auditors.


SIGNATURE(S)_____________________________________      Dated_______________1997

            _____________________________________
                 Signature if Held Jointly

Note: Please date and sign exactly as your name appears hereon and return promptly. Joint owners should each sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please give full title as such. Please note any changes in your address alongside the address as it appears in the proxy.